Management Presentation November 2014

Forward looking statements 2 This presentation as well as oral statements made by officers or directors of Allegiant Travel Company, its advisors and affiliates (collectively or separately, the "Company“) will contain forward- looking statements that are only predictions and involve risks and uncertainties. Forward-looking statements may include, among others, references to future performance and any comments about our strategic plans. There are many risk factors that could prevent us from achieving our goals and cause the underlying assumptions of these forward-looking statements, and our actual results, to differ materially from those expressed in, or implied by, our forward-looking statements. These risk factors and others are more fully discussed in our filings with the Securities and Exchange Commission. Any forward-looking statements are based on information available to us today and we undertake no obligation to update publicly any forward-looking statements, whether as a result of future events, new information or otherwise. The Company cautions users of this presentation not to place undue reliance on forward looking statements, which may be based on assumptions and anticipated events that do not materialize.

Unique business model and results  Highly resilient and profitable – Profitable last 47 quarters (1) – $251mm EBITDA (2) LTM 3Q14 – LTM 3Q14 Return on Capital 17.5%(2)  Strong balance sheet – Rated BB- and Ba3(3) – $458 mm unrestricted cash, $606 mm debt (4) – Debt/EBITDAR 2.7x(2) – $129mm in share repurchases YTD 2014 (4) • $100 mm in share repurchase authority  Management owns >20% 3 (1) Excluding non-cash mark to market hedge adjustments prior to 2008 and 4Q06 one time tax adjustment (2) See GAAP reconciliation and other calculations in Appendix (3) Corporate rating of Ba3 by Moody’s and BB- by Standard & Poor’s (4) As of Sep 30, 2014

Advantages over the typical carrier 4  Leisure customer – Will travel in all economic conditions – Vacations are valued – price dependent  Small cities – Filling a large void – Increasing opportunity - industry restructuring – Diversity of network - minimizes competition  Flexibility – Adjust rapidly to changing macro (fuel/economy) – Changes in supply - immediate impact on price – Minimize threat of irrational behavior from others  Low cost fleet – Match capacity to demand, highly variable – Low capital needs, higher free cash flow – Can grow and return cash to shareholders Built to be different Leisure customer Underserved markets Little competition Low cost aircraft Low frequency/variable capacity Unbundled pricing Closed distribution Bundled packages Highly profitable

Measured, profitable growth 5 171 195 226 231 150 200 250 2011 2012 2013 3Q14 Routes 5.80 6.95 7.89 8.49 5.00 6.00 7.00 8.00 9.00 2011 2012 2013 LTM 3Q14 A S M s - b ill io n s Scheduled ASMs $779 $909 $996 $1,097 $700 $750 $800 $850 $900 $950 $1,000 $1,050 $1,100 $1,150 2011 2012 2013 LTM 3Q14 U S D - m m Total revenue 57 63 66 69 50 60 70 2011 2012 2013 3Q14 Aircraft

A very large niche Based on current published schedule through May 5, 2015 236 routes, 70 operating aircraft 82 small cities, 13 leisure destinations 6 Yellow dots – leisure destinations Blue dots – small cities Large dots - bases

Little competition 23 213 Routes w competition Routes wo competition Current competitive landscape Uniquely built to profitably serve small city markets 7 Competitors – overlapping routes Frontier – 6 Spirit – 1 United – 1 Southwest – 11 US Airways - 3 Delta - 6 Hawaiian – 3 Alaska – 1 American - 1 Based on current published schedule through May 5, 2015 Announcements and cancellations as of Oct 21, 2014 93% 91% 90% 90% 2011 2012 2013 Oct 2014 Historical % of routes without competition

Low frequency model 8 3.5 4.0 4.5 5.0 5.5 6.0 6.5 7.0 7.5 8.0 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec S y ste m b lock h o u rs/ A C/ d a y 2012 2013 2014E 2015E Avg. block hours/AC/day 1 - Peak = peak is defined as 2/13-4/9, 6/5-8/13, 11/20-12/3, 12/18-12/31. Remaining is off peak 2 – Scheduled aircraft does not include the MD-80 dedicated to charter service, refers to end of period 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% 90.0% 2x 3x 4x 5x or greater % o f to tal d epa rt u re s Weekly frequency of departures Weekly market frequency Peak Off peak Leisure = seasonality Small cities = low frequency(1) 2012 2013 2014E 2015E Sched AC (2) 58 65 70 78

Low costs even with low utilization 7.5 JBLU 5.9 SAVE 7.4 ALK 6.0 ALGT 5.0 5.5 6.0 6.5 7.0 7.5 8.0 5 6 7 8 9 10 11 12 13 14 CA S M e x f u e l (ce n ts ) Average daily utilization - LTM CASM ex fuel vs daily utilization 9 As of LTM 3Q14 ALGT – Allegiant, JBLU – JetBlue, ALK – Alaska mainline, SAVE - Spirit

LTM 3Q14 cost per passenger Low cost drivers $51 $45 $50 $62 $12 $17 $11 $14 $10 $5 $9 $13 $23 $22 $49 $40 $21 $23 $30 $39 ALGT SAVE LUV JBLU 10 Source: Company filings Ownership includes depreciation & amortization + aircraft rent Other excludes special items and one-time charges for other carriers Other Aircraft $73 $70 $89 $44 $79 $79 Ex fuel cost = $66 Fuel cost = $51 Total Allegiant = $117 Ex fuel cost = $99 Fuel cost = $50 Total Southwest = $149 Ex fuel cost = $106 Fuel cost = $62 Total JetBlue = $168 $67 $45 Ex fuel cost = $67 Fuel cost = $45 Total Spirit = $112 Fuel Ownership Maintenance Other Labor

Airbus growth will help improve fuel burn 11 30.0% 35.0% 40.0% 45.0% 2010 2011 2012 2013 LTM 3Q14 Fuel expense/total revenue 1 - As of LTM 3Q14  Fuel has greatest leverage to earnings – Fuel ~ 43% of total operating expense(1) – Airbus aircraft expected to fly about 22% of 2014 block hours 58.0 60.0 62.0 64.0 66.0 68.0 70.0 2010 2011 2012 2013 LTM 3Q14 Historical ASMs/gallon 1,076 992 773 727 700 800 900 1,000 1,100 757 MD-80 A320 A319 Gallons/block hour(1) System fuel cost $2.30 $3.07 $3.18 $3.20 $3.16

Current fleet plan 2014E 2015E 2016E 2017E 2018E A320 7 10 10 10 10 A319 4 9 12 12 24 MD-80 53 53 53 53 53 757 6 6 6 6 6 Total 70 78 81 81 93 % Airbus 16% 24% 27% 27% 37% YoY fleet growth 6% 11% 4% 0% 15% 12 Actual and projected fleet count of in service aircraft (based on signed contracts only) – end of period  Continuously evaluate potential aircraft transactions and seek to acquire additional aircraft opportunistically

Consolidation = rationalization = opportunity 312 314 316 318 320 322 324 326 2007 2014 S e a ts - millio n s Seats in fortress hubs 13 90 95 100 105 110 115 120 125 2007 2014 S e a ts - millio n s Seats in secondary hubs Fortress hubs = ORD, ATL, EWR, DFW, MIA, PHX, SEA, MSP, CLT, DTW, SFO Secondary hubs = CVG, MEM, CLE, PIT, PHL, IAD, SLC, LAX 2007 seats - DOT T100 data for CY2007 (Diio T100 Summary by Originating Airport) 2014 seats - Diio Scheduled Level of Ops Report- 1/1/14-12/31/14  Slow rationalization of hubs creates new opportunities – Cincinnati – low cost airport that grows quicker than a small city US domestic industry trends

Future opportunities 14  Small cities are still core – More new cities – Plenty of connecting the dots – Impacted by weakness in regional carriers  Mid sized cities providing new opportunities – Cincinnati - downsized Delta hub – Larger cities mature and grow quicker than smaller cities – Group most likely impacted by consolidation  Airbus cities – 20-30 cities which Airbus aircraft can operate out of vs MD-80  International – Small cities from Mexico and Mexico destination cities – Caribbean

Financial growth without sacrificing margin 16.4% 20.9% 22.5% 22.9% 15.0% 16.0% 17.0% 18.0% 19.0% 20.0% 21.0% 22.0% 23.0% 24.0% 2011 2012 2013 LTM 3Q14 EBITDA margin 15 $128 $190 $224 $251 $283 $338 $0 $50 $100 $150 $200 $250 $300 $350 $400 2011 2012 2013 LTM 3Q14 2014 consensus 2015 consensus U S D - m m EBITDA 11.0% 14.6% 15.5% 15.8% 8.0% 9.0% 10.0% 11.0% 12.0% 13.0% 14.0% 15.0% 16.0% 17.0% 2011 2012 2013 LTM 3Q14 Operating margin $2.57 $4.06 $4.82 $5.48 $5.86 $7.39 $2.00 $3.00 $4.00 $5.00 $6.00 $7.00 $8.00 2011 2012 2013 LTM 3Q14 2014 consensus 2015 consensus EPS Consensus - as of 11/3/14, First Call. EPS consensus reflects 12 analysts, EBITDA consensus reflects 8 analysts EBITDA and EBITDA margin - see GAAP reconciliation and other calculations in Appendix 3 yr CAGR +25% 3 yr CAGR +29%

Cumulative return to shareholders $0.6 $17.4 $42.7 $96.5 $98.4 $103.4 $187.0 $316.3 $14.9 $14.9 $53.5 $53.5 $95.3 -$30 $20 $70 $120 $170 $220 $270 $320 $370 $420 2007 2008 2009 2010 2011 2012 2013 2014 $ m m Share repurchases Dividends 16 $412m returned to shareholders since 2007 $100m remaining in share repurchase authority* *- As per announcement on 10/22/14 **-Diluted share count in 2007 20.5m, share count 1st 9 mos of 2014 17.9 m 2014 includes activity up to 9/30/14 Reduced diluted share count by 12.7% since 2007**

 4Q14 PRASM (2) to 0%  4Q14 TRASM 0 to +2%  4Q14 CASM ex fuel +9 to 11%  FY14 CASM ex fuel +9.5 to 10.5%  4Q14 Fixed fee + other revenue $12mm to $14mm  FY14 CAPEX $415mm  FY15 CAPEX $160mm to $170mm 4th Quarter 2014 1st Quarter 2015 Full year 2014 System departures 10 to 12% 3 to 7% System ASMs 9 to 11% 0 to 4% 9 to 10% Scheduled departures 10 to 12% 3 to 7% Scheduled ASMs 9 to 11% 0 to 4% 9 to 10% Existing guidance 17 Guidance subject to change

Appendix

GAAP reconciliation EBITDA calculations 19 $mm LTM 3Q14 2013 2012 2011 Net Income 99.4 92.3 78.6 49.4 +Provision for Income Taxes 58.4 54.9 46.2 30.1 +Other Expenses 15.8 8.5 7.8 5.9 +Depreciation and Amortization 77.7 69.3 57.5 42.0 =EBITDA 251.3 225.0 190.1 127.4 + Aircraft lease rental 18.4 9.2 0 1.1 =EBITDAR 269.7 234.2 190.1 128.5 Total debt 606.3 234.3 150.9 146.0 +7 x annual rent 129.0 64.6 0 7.7 Adjusted total debt 735.3 298.9 150.9 153.7 =Adjusted Debt to EBITDAR 2.7x 1.3x 0.8x 1.2x Average # of in service aircraft in period 67 63 60 52 =EBITDA per aircraft 3.8 3.6 3.2 2.4 Interest expense 16.6 9.5 8.7 7.2 = Interest coverage 15.1x 23.7x 21.9x 17.7x

GAAP reconciliation Return on equity 20 $mm LTM 3Q14 2013 2012 2011 2010 Net Income ($mm) 99.4 92.3 78.6 49.4 65.7 Sep 2014 Sep 2013 Dec 2013 Dec 2012 Dec 2011 Dec 2010 Dec 2009 Total shareholders equity ($mm) 341.2 404.2 377.3 401.7 351.5 297.7 292.0 Return on equity 27% 24% 21% 15% 22% ROE = Net income / Avg shareholders equity

GAAP reconciliation Return on capital employed calculation $mm LTM 3Q14 2013 2012 2011 2010 + Net income 99.4 92.3 78.6 49.4 65.7 + Income tax 58.4 54.9 46.2 30.1 37.6 + Interest expense 16.6 9.5 8.7 7.2 2.5 - Interest income 0.8 1.0 1.0 1.2 1.2 173.6 155.7 132.5 85.5 104.6 + Interest income 0.8 1.0 1.0 1.2 1.2 Tax rate 37.0% 37.4% 37.1% 37.9% 36.4% Numerator 109.9 98.1 84.0 53.9 67.3 Total assets prior year 843.9 798.2 706.7 501.3 499.6 - Current liabilities prior year 227.9 210.7 177.6 166.6 158.6 + ST debt of prior year 13.6 11.6 8.0 16.5 21.3 Denominator 629.6 599.3 537.1 351.2 362.3 = Return on capital employed 17.5% 16.4% 15.6% 15.3% 18.6% 21

GAAP reconciliation Free cash flow calculations 22 $mm LTM 3Q14 2013 2012 2011 Cash from operations 242.9 196.9 176.8 129.9 - CAPEX 204.1 177.5 105.1 88.0 = Free cash flow 38.8 19.4 71.7 41.9 LTM 3Q14 CAPEX is cash CAPEX and does not include $142m in assumed debt included in the $236.1m SPC Aircraft Acquisitions closed in June 2014

GAAP reconciliation Net debt 23 $mm Sep 2014 Dec 2013 Dec 2012 Dec 2011 Current maturities of long term debt 51.9 20.2 11.6 7.9 Long term debt, net of current maturities 554.4 214.1 139.2 138.2 Total debt 606.3 234.3 150.8 146.1 Cash and cash equivalents 86.2 97.7 89.6 150.7 Short term investments 272.6 253.4 239.1 154.8 Long term investments 99.1 36.0 24.0 14.0 Total cash 457.9 387.1 352.7 319.5 = Net debt $148.4 ($152.8) ($201.9) ($173.4)

Consistent revenue in any environment 24  Leisure can be stimulated in any macro environment – Corporate travel bookings dependent on inflexible travel budget 90% 90% 91% 92% 89% 89% 2008 2009 2010 2011 2012 2013 Load Factor $84.97 $70.38 $76.26 $89.15 $88.90 $91.69 2008 2009 2010 2011 2012 2013 Base Fare Source: Company filings Note: Allegiant load factor shown for scheduled service

Matching capacity to demand 24% 21% 1% 6% 23% 22% 4% 14% 15% 15% 15% 15% 15% 12% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% Flights per day from Las Vegas % of weekly total ALGT LUV 25 Flights per day from Las Vegas – based on published schedules for April 2014  Peak day revenue premium  Not scheduled for business travel – Less of a threat to competition – Little competitive response  Low cost assets = flexibility – Maintain flexibility with Airbus

Revenue momentum 26 $89.15 $88.90 $91.69 $92.32 $85 $90 $95 2011 2012 2013 LTM 3Q14 Average fare - scheduled service $5.18 $5.48 $5.21 $4.59 $4.00 $4.50 $5.00 $5.50 $6.00 2011 2012 2013 LTM 3Q14 Average fare - ancillary third party products $31.17 $35.72 $40.52 $40.73 $25.00 $30.00 $35.00 $40.00 $45.00 2011 2012 2013 LTM 3Q14 Average fare - ancillary air-related charges $126 $130 $137 $138 $120 $125 $130 $135 $140 2011 2012 2013 LTM 3Q14 Average fare - total All revenue is revenue per scheduled passenger

Q3 summary - revenue 27 $228.9 $265.0 $18.4 $10.6 ($0.6) $0.9 $6.8 $215 $225 $235 $245 $255 $265 $275 3Q13 total revenue Scheduled service revenue Ancillary air- related revenue Ancillary third party revenue Fixed fee revenue Other revenue 3Q14 total revenue M ill io n s U S D Scheduled revenue 13.6% growth in scheduled passengers, 1.1% decrease in average base fare Air related ancillary 2.1% increase in air related ancillary per passenger 3rd party ancillary 18% decrease in ancillary third party per passenger, hotel room nights decreased 13.4% Fixed fee rev Charter revenue per block hour increased 31% versus last year on more 757 flying Other rev Lease revenue from the 12 A319s that are on lease to a European carrier

Ancillary fees – key to keeping low base fares 25% 30% 35% 2011 2012 2013 LTM 3Q14 Total ancillary revenue as % of total scheduled revenue 28 $89.15 $88.90 $91.69 $92.32 $125.51 $130.10 $137.43 $137.64 $60.00 $70.00 $80.00 $90.00 $100.00 $110.00 $120.00 $130.00 $140.00 $150.00 2011 2012 2013 LTM 3Q14 Average fare vs total fare Avg fare Total fare  Able to maintain a low average fare while growing total fare – Charge to print a boarding pass Sept 2014

Ancillary revenue – third party products  Bundled vacation packages  Very high margins – 23% of LTM 3Q14 pre-tax income  Wholesale price for hotel & car, we manage margin, no inventory risk  Hotel – dominated by Las Vegas – 2012 – LAS 34% of departures – 2013 – LAS 31% of departures – LTM 3Q14 – LAS 26% of departures  Developing tools to spur growth – Customer database - 2014 – Shopping cart - 2014 $106.4 $119.0 $120.7 $119.3 $29.9 $36.1 $37.0 $35.6 $0.0 $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 2011 2012 2013 LTM 3Q14 U S D m m Gross revenue Net revenue 29 Ancillary revenue – 3rd party

Q3 summary - costs 30 -4.7% 22.3% -1.3% 10.4% 54.9% -30.7% 16.1% 11.7% -40.0% -30.0% -20.0% -10.0% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% Fuel Salary and benefits Station operations Maintenance and repairs Sales and marketing AC rent Depreciation Other YoY change in expenses per ASM Fuel Gallons consumed increased 8.5%, while cost per gallon decreased 2.2%, ASM per gallon increased 2.8% Salary/benefits 15.6% increase in FTEs, inefficient use of crews due to crew training delays, Andrew Levy departure Station operations System departures increased 12.7%, airport fees grew 3.1% Maintenance One more event vs last year, more expensive events vs last year Sales/marketing Higher credit card interchange fees and additional promotional spend AC rent Purchased two aircraft on operating lease Depreciation Depreciation tied to the 12 A319s on lease to a European carrier Other Support of TDY bases as well as outside support for IT projects

Growing op margin while fuel prices growing 2010 2011 2012 2013 Op margin 15.8% 11.1% 14.6% 15.5% Fuel/gal $2.30 $3.07 $3.18 $3.20 YoY 31% 34% 4% 1% Total fare $110.85 $119.05 $130.10 $137.43 YoY 7% 7% 9% 6% EPS $3.32 $2.57 $4.06 $4.82 YoY (12)% (23)% 58% 19% Sys ASMs (billions) 6.2 6.4 7.5 8.1 YoY 15% 3% 17% 9% # Cities – end of year 73 76 87 100 YoY 6% 4% 15% 15% 31

Credit metrics 15.3% 15.6% 16.4% 17.5% 8.8% 0% 10% 20% 2011 2012 2013 LTM 3Q14 LUV LTM 3Q14 32 Return on capital employed 15.0% 21.0% 24.0% 27.0% 16.0% 0% 10% 20% 30% 2011 2012 2013 LTM 3Q14 LUV LTM 3Q14 Return on equity 17.7 x 21.9 x 23.7 x 15.1 x 21.8 x 0 5 10 15 20 25 2011 2012 2013 LTM 3Q14 LUV LTM 3Q14 Interest coverage 1.2 x 0.8 x 1.3 x 2.7 x 1.5 x 0 1 2 3 2011 2012 2013 LTM 3Q14 LUV LTM 3Q14 Debt / EBITDAR LUV = Southwest Airlines, based on published information

Strong cash generation $127 $190 $225 $251 $100 $125 $150 $175 $200 $225 $250 $275 2011 2012 2013 LTM 3Q14 $ m m 33 EBITDA $2.4 $3.2 $3.6 $3.8 $2.0 $2.5 $3.0 $3.5 $4.0 2011 2012 2013 LTM 3Q14 $ m m EBITDA per AC Free cash flow $42 $72 $19 $39 $0 $25 $50 $75 $100 2011 2012 2013 LTM 3Q14 $ m m ($173) ($202) ($153) $148 -$225 -$150 -$75 $0 $75 $150 $225 2011 2012 2013 3Q14 $ m m Net debt See reconciliation tables Net debt is end of period EBITDA per AC is referring to aircraft in service

Sources/uses of cash $87 $105 $178 $204 $0 $50 $100 $150 $200 $250 2011 2012 2013 LTM 3Q14 $ m m 34 CAPEX $21.2 $9.3 $22.7 $159.0 $0.0 $50.0 $100.0 $150.0 $200.0 2011 2012 2013 LTM 3Q14 $ m m Debt payments Cash from operations $130 $177 $197 $243 $0 $50 $100 $150 $200 $250 $300 2011 2012 2013 LTM 3Q14 $ m m $2 $44 $84 $175 $0 $50 $100 $150 $200 2011 2012 2013 LTM 3Q14 $ m m Returning cash to shareholders LTM 3Q14 CAPEX is cash CAPEX and does not include $142m in assumed debt included in the $236.1m SPC Aircraft Acquisition closed in June 2014